Summary Prospectus
Managers Micro-Cap Fund
Service Class: MMCFX	Institutional Class: MIMFX

March 1, 2013
(As revised December 18, 2013)

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at http://investor.managersinvest.com/prospectus_annual_reports.html. You can also get this information at no cost by calling 800/835-3879 or by sending an e-mail request to shareholderservices@managersinvest.com. The current prospectus dated March 1, 2013, as supplemented March 25, 2013, August 16, 2013, and September 24, 2013, and statement of additional information dated March 1, 2013, as supplemented March 25, 2013, August 16, 2013, and December 18, 2013, are incorporated by reference into this summary prospectus.
Investment Objective
The Managers Micro-Cap Fund's (the “Fund”) investment objective is to achieve long-term capital appreciation.
Fees and Expenses of the Fund
The table below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Service Class	Institutional Class
Management Fee	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.70%	0.45%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses[1]	1.71%	1.46%
Fee Waiver and Expense Reimbursements[2]	(0.27)%	(0.27)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[1]	1.44%	1.19%
1The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of the Fund’s Prospectus. The ratios reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired funds.
2Managers Investment Group LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2014 to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 1.18% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. Under such arrangement, if the maximum amount of shareholder servicing fees and distribution and service (12b-1) fees were charged to the classes under then current applicable plans, the total annual fund operating expenses (excluding the other items noted in the parenthetical above) of the Service Class and Institutional Class would be 1.43% and 1.18%, respectively, of the average daily net assets of such classes. The contractual expense limitation may only be terminated upon termination of the Fund’s investment advisory agreement with the Investment Manager or by mutual agreement between the Investment Manager and the Fund’s Board of Trustees.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through March 1, 2014. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Service Class	$147	$512	$903	$1,997
Institutional Class	$121	$435	$772	$1,723
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. micro-cap stocks. The Fund generally considers a stock to be a micro-cap stock if, at the time of purchase, its market capitalization is within the range of capitalizations of companies in the Russell Microcap® Index. As of May 31, 2012, the range of market capitalizations for the Russell Microcap® Index was $7 million to $2.1 billion. The Fund may retain securities that it already has purchased even if the stock outgrows the capitalization limits. The Fund will invest in a combination of value-oriented and growth-oriented stocks.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by

SUM054-1213

Managers Micro-Cap Fund SUMMARY PROSPECTUS

the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund.
Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.
IPO Risk—investing in initial public offerings (IPOs) is risky and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. Stocks purchased in IPOs generally do not have a trading history, and information about the companies may be available for very limited periods.
Liquidity Risk—particular investments, such as illiquid securities, may not be able to be sold at the price the Fund would like or the Fund may have to sell them at a loss.
Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions. Equity investments generally have greater volatility than fixed income investments.
Micro-Capitalization Stock Risk—the stocks of micro-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of two broad-based securities market indices. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit or call 800.835.3879.
Effective October 3, 2011, outstanding shares of the Fund’s sole class were reclassified and redesignated as Service Class shares of the Fund. To obtain updated performance information please visit www.managersinvest.com or call 800.835.3879.
Calendar Year Total Returns as of 12/31/12 (Service Class)
Best Quarter: 27.71% (2nd Quarter 2003)
Worst Quarter: -24.71% (4th Quarter 2008)
Average Annual Total Returns as of 12/31/12
Managers Micro-Cap Fund	1 Year	5 Years	10 Years	Since Inception
Service Class Return Before Taxes	13.95%	2.50%	8.78%	—
Service Class Return After Taxes on Distributions	12.62%	1.82%	8.42%	—
Service Class Return After Taxes on Distributions and Sale of Fund Shares	10.80%	2.03%	7.75%	—
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)				10/1/11
	16.35%	3.56%	9.72%	26.53%
Institutional Class Return Before Taxes				10/1/11
	14.32%	—	—	25.41%
Russell Microcap® Index (reflects no deduction for fees, expenses, or taxes)				10/1/11
	19.75%	1.46%	8.42%	28.00%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Service Class shares only, and after-tax returns for Institutional Class shares.
Portfolio Management
Investment Manager
Managers Investment Group LLC
Subadvisors
Next Century Growth Investors LLC ("Next Century")
Lord, Abbett & Co. LLC ("Lord Abbett")
WEDGE Capital Management L.L.P. ("WEDGE Capital")
RBC Global Asset Management (U.S.) Inc. ("RBC GAM (US)")
Portfolio Managers
Next Century
Thomas Press
Chairman & CEO, Next Century; Portfolio Manager of the Fund since 12/07.
Donald Longlet
President, Next Century; Portfolio Manager of the Fund since 12/07.
Robert Scott
Portfolio Manager, Next Century; Portfolio Manager of the Fund since 12/07.

2	Managers Investment Group

Managers Micro-Cap Fund SUMMARY PROSPECTUS

Peter Capouch
Portfolio Manager, Next Century; Portfolio Manager of the Fund since 12/07.
Kaj Doerring
Portfolio Manager, Next Century; Portfolio Manager of the Fund since 12/07.
Lord Abbett
F. Thomas O’Halloran, III
Partner & Director, Lord Abbett; Portfolio Manager of the Fund since 12/07.
Anthony W. Hipple
Portfolio Manager, Lord Abbett; Portfolio Manager of the Fund since 12/07.
Arthur K. Weise
Partner & Portfolio Manager, Lord Abbett; Portfolio Manager of the Fund since 08/13.
WEDGE Capital
Michael Gardner
General Partner & Director of Equity Research, WEDGE Capital; Portfolio Manager of the Fund since 12/07.
Gary Cotler
General Partner & Equity Research Analyst, WEDGE Capital; Portfolio Manager of the Fund since 07/11.
Monika LaRiche, CFA
Equity Research Analyst, WEDGE Capital; Portfolio Manager of the Fund since 12/07.
RBC GAM (US)
Lance James
Managing Director & Senior Portfolio Manager, RBC GAM (US); Portfolio Manager of the Fund since 12/09.
George Prince
Portfolio Manager & Senior Equity Analyst, RBC GAM (US); Portfolio Manager of the Fund since 12/09.
Buying and Selling Fund Shares
Initial Investment Minimum
Service Class
Regular Account: $2,000
Individual Retirement Account: $1,000
Institutional Class
Regular Account: $1,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Service Class (all accounts): $100
Institutional Class (all accounts): $1,000
Transaction Policies
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.managersinvest.com, or by bank wire (if bank wire instructions are on file for your account).
Managers
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in the Fund) from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Managers Investment Group	3

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